UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — January 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Growth Opportunities Fund

Semiannual report

1 | 31 | 17

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
POGAX

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 17

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

March 13, 2017

Dear Fellow Shareholder:

In the early weeks of 2017, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when political uncertainty, among other issues, tested global financial markets. As stock markets delivered modest gains, the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended January 31, 2017, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Seeking to harness the growth potential of large companies

To find opportunities among thousands of stocks, Portfolio Manager Robert Brookby combines discipline and research with creativity and collaboration. Backed by 18 years of industry experience, Rob seeks stocks of U.S. companies that offer durable, long-term growth potential.

Robert M. Brookby
Portfolio Manager
Industry since 1999
At Putnam since 2008

> **"We probe, discuss, debate, and analyze global trends. We then scour the universe of large-cap stocks to find businesses that may profit from the themes we have identified."**

Investment opportunities emerge from a wide array of themes
Rob works with a team of analysts to develop investment themes and find broad areas of opportunity, and then narrows his focus to identify companies that he believes have fundamental strength, a competitive edge, and the potential to produce strong profits.

Putnam Growth Opportunities Fund
Innovating for a greener environment
Improving agricultural productivity
Delivering next-generation bandwidth
Enhancing cyber security
Enabling e-commerce growth
Developing home automation
Anticipating the demands of an aging population
Managing health-care costs

Thematic research guides investment decisions

Problem/trend		Solution/theme	Investment opportunity
Feeding a planet of 7 billion people		Improving agricultural productivity	Companies that can improve soil or crop yields
Skyrocketing mobile internet usage		Delivering next-generation bandwidth	Hardware, internet, IT security, and software firms

2 Growth Opportunities Fund
Growth Opportunities Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 13.

4 Growth Opportunities Fund

Robert M. Brookby
Portfolio Manager

Rob has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

Rob, how was the environment for stock market investing during the six-month reporting period ended January 31, 2017?

U.S. stocks ended the period with solid gains despite some challenges and volatility for financial markets. The period began in August 2016, in the midst of a calm summer for the U.S. stock market. Stock performance weakened in the weeks leading up to the U.S. presidential election.

In the election’s aftermath, however, stock performance surged in anticipation of a new administration and the potential for corporate tax cuts, increased infrastructure spending, and a looser regulatory environment for many businesses. While most stock market observers expected post-election turmoil, major U.S. indexes hit more record highs and delivered solid positive returns for the 2016 calendar year and into January — the final month of the reporting period.

How did the fund perform for the period?

I am pleased to report that the fund outperformed both its benchmark and its peer group by a considerable margin. For the six-month period, the fund delivered a return of 6.48%.

Growth Opportunities Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Growth Opportunities Fund

Its benchmark, the Russell 1000 Growth Index, returned 4.28%, and the average return for funds in its Lipper peer group, Large-Cap Growth Funds, was 3.28%.

What are some holdings that helped fund performance?

The top contributor to performance relative to the benchmark was the fund’s investment in Bank of America, a holding that is not part of the fund’s benchmark index. Despite volatility in the first half of the year, the stock soared in late 2016 in response to the Federal Reserve’s December interest-rate hike and post-election expectations for loosening regulations in the banking industry. The interest-rate hike was also helpful for financial services firm Charles Schwab, another top performer in the fund’s portfolio for the period.

Another portfolio highlight was Union Pacific, a U.S. railroad company that transports freight across 23 states. Rebounds in energy and commodity prices were beneficial for the company, which had been struggling with declines in demand and shipment volumes. In addition, the stock performed well as investors considered the potential for corporate tax reform under the Trump administration. At the close of the period, Union Pacific was no longer in the fund’s portfolio.

Fund performance was also boosted by its investment in Micron Technology, a semiconductor company that benefited from a pickup in demand for its memory and storage products.

What are some holdings or strategies that detracted from performance for the period?

The fund’s investment in Allergan, a specialty pharmaceutical company, was the top detractor from fund performance. Allergan was pressured, along with the entire pharmaceutical industry, by renewed media attention —especially in the months leading up to the U.S. presidential election — on escalating costs of prescription drugs. However, the weakness in Allergan stock was due in large part to investor disappointment after Allergan’s planned merger with Pfizer was terminated in April 2016.

Another holding that proved disappointing for the period was brewing company Anheuser-Busch InBev. The stock faced headwinds from a strong U.S. dollar, which dampened profitability of companies that derive much of their revenue from non-U.S. markets.

Also detracting from fund performance was our decision to maintain an underweight position, versus the benchmark, in Apple, which performed well. The stock’s strength during the period was due in large part to investor enthusiasm over the prospect of corporate tax reform. While this could be helpful for Apple, we are more focused on developments that could enhance the company’s profitability and lead to durable long-term growth. As we see fewer innovative product launches from Apple and a smartphone market that has become more saturated, we remain cautious about Apple’s growth potential.

As the fund begins the second half of its fiscal year, what is your outlook for the markets and the economy?

The most notable event for U.S. financial markets was the surprise outcome of the U.S. presidential election. Stock performance and investor sentiment soared in the closing weeks of 2016 as investors anticipated a more business-friendly administration. I believe some of this euphoria may be justified, and stocks and earnings could continue to strengthen in the months ahead. However, in my view, many investors seem to be overlooking uncertainties that could interrupt, or even derail, the market’s momentum, particularly the ability

Growth Opportunities Fund 7

of the new administration to quickly achieve policy changes.

Looking beyond the geopolitical and macroeconomic risks, I believe many companies are innovating in ways that will enable them to grow and capture additional market share. The key to my investment strategy is to use disciplined fundamental research and analysis to find companies that I believe offer fundamental strength, a competitive edge, and the potential to produce strong profits.

Thank you, Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 Growth Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (10/2/95)
Before sales charge	7.16%	118.78%	8.14%	90.24%	13.73%	30.45%	9.26%	18.95%	6.48%

After sales charge	6.86	106.20	7.50	79.30	12.39	22.95	7.13	12.11	0.36

Class B (8/1/97)
Before CDSC	6.84	105.94	7.49	83.15	12.87	27.52	8.44	18.06	6.05

After CDSC	6.84	105.94	7.49	81.15	12.62	24.52	7.58	13.06	1.05

Class C (2/1/99)
Before CDSC	6.37	103.03	7.34	83.19	12.87	27.57	8.45	18.06	6.09

After CDSC	6.37	103.03	7.34	83.19	12.87	27.57	8.45	17.06	5.09

Class M (8/1/97)
Before sales charge	6.60	108.22	7.61	85.53	13.16	28.55	8.73	18.40	6.24

After sales charge	6.42	100.93	7.23	79.04	12.35	24.05	7.45	14.25	2.52

Class R (1/21/03)
Net asset value	6.89	113.50	7.88	87.80	13.43	29.48	8.99	18.61	6.34

Class R5 (7/2/12)
Net asset value	7.41	125.23	8.46	93.26	14.09	31.65	9.60	19.29	6.64

Class R6 (7/2/12)
Net asset value	7.44	126.25	8.51	94.14	14.19	32.03	9.70	19.44	6.73

Class Y (7/1/99)
Net asset value	7.40	124.43	8.42	92.57	14.00	31.44	9.54	19.23	6.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Growth Opportunities Fund 9

Fund price and distribution information For the six-month period ended 1/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		—	—	—		—	—	1	1

Income	$0.002		—	—	—		—	—	$0.023	$0.005

Capital gains	—		—	—	—		—	—	—	—

Total	$0.002		—	—	—		—	—	$0.023	$0.005

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/16	$23.95	$25.41	$20.65	$21.01	$21.81	$22.60	$23.20	$24.99	$25.01	$24.91

1/31/17	25.50	27.06	21.90	22.29	23.17	24.01	24.67	26.65	26.67	26.56

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (10/2/95)
Before sales charge	6.96%	113.71%	7.89%	96.30%	14.44%	22.10%	6.88%	6.34%	7.42%

After sales charge	6.66	101.42	7.25	85.01	13.09	15.08	4.79	0.22	1.24

Class B (8/1/97)
Before CDSC	6.64	101.15	7.24	89.10	13.59	19.41	6.09	5.54	7.06

After CDSC	6.64	101.15	7.24	87.10	13.35	16.53	5.23	0.54	2.06

Class C (2/1/99)
Before CDSC	6.17	98.34	7.09	88.97	13.57	19.36	6.08	5.55	6.98

After CDSC	6.17	98.34	7.09	88.97	13.57	19.36	6.08	4.55	5.98

Class M (8/1/97)
Before sales charge	6.40	103.37	7.36	91.46	13.87	20.29	6.35	5.83	7.16

After sales charge	6.22	96.25	6.97	84.76	13.06	16.08	5.10	2.13	3.41

Class R (1/21/03)
Net asset value	6.69	108.49	7.62	93.74	14.14	21.16	6.61	6.03	7.28

Class R5 (7/2/12)
Net asset value	7.21	120.00	8.20	99.49	14.81	23.17	7.19	6.66	7.61

Class R6 (7/2/12)
Net asset value	7.23	121.01	8.25	100.40	14.92	23.63	7.33	6.80	7.66

Class Y (7/1/99)
Net asset value	7.19	119.18	8.16	98.74	14.72	23.00	7.14	6.62	7.57

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Growth Opportunities Fund

Comparative index returns For periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 1000
Growth Index	7.90%	124.39%	8.42%	91.96%	13.93%	36.10%	10.82%	17.23%	4.28%

Lipper Large-Cap
Growth Funds	7.79	103.39	7.28	81.09	12.56	27.15	8.30	13.85	3.28
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/17, there were 682, 668, 597, 534, 385, and 76 funds, respectively, in this Lipper category.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 7/31/16*	1.02%†	1.77%†	1.77%†	1.52%†	1.27%†	0.67%	0.57%	0.77%†

Annualized expense ratio for
the six-month period ended
1/31/17#	0.96%	1.71%	1.71%	1.46%	1.21%	0.65%	0.55%	0.71%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects current fees.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

# Includes a decrease of 0.12% from annualizing the performance fee adjustment for the six months ended 1/31/17.

Growth Opportunities Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/16 to 1/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000 *†	$5.00	$8.88	$8.88	$7.59	$6.29	$3.39	$2.87	$3.70

Ending value (after expenses)	$1,064.80	$1,060.50	$1,060.90	$1,062.40	$1,063.40	$1,066.40	$1,067.30	$1,066.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/17, use the following calculation method. To find the value of your investment on 8/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000 *†	$4.89	$8.69	$8.69	$7.43	$6.16	$3.31	$2.80	$3.62

Ending value (after expenses)	$1,020.37	$1,016.59	$1,016.59	$1,017.85	$1,019.11	$1,021.93	$1,022.43	$1,021.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Growth Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Growth Opportunities Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2017, Putnam employees had approximately $465,000,000 and the Trustees had approximately $135,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Growth Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Growth Opportunities Fund 15

The fund’s portfolio 1/31/17 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Aerospace and defense (3.5%)

Northrop Grumman Corp.	296,035	$67,815,698

Raytheon Co.	209,000	30,129,440

United Technologies Corp.	350,900	38,483,203

		136,428,341

Banks (2.0%)

Bank of America Corp.	3,390,119	76,752,294

		76,752,294

Beverages (3.1%)

Anheuser-Busch InBev SA/NV ADR (Belgium) S	340,600	35,510,956

Constellation Brands, Inc. Class A	156,100	23,377,536

Monster Beverage Corp. †	462,055	19,683,543

PepsiCo, Inc.	384,800	39,934,544

		118,506,579

Biotechnology (5.9%)

Alexion Pharmaceuticals, Inc. †	110,800	14,479,344

Amgen, Inc.	189,300	29,659,524

Biogen, Inc. † ##	217,600	55,252,992

BioMarin Pharmaceutical, Inc. †	179,700	15,747,111

Celgene Corp. †	873,699	101,480,139

Vertex Pharmaceuticals, Inc. †	138,000	11,850,060

		228,469,170

Building products (2.5%)

Johnson Controls International PLC	2,244,840	98,728,063

		98,728,063

Capital markets (2.3%)

Charles Schwab Corp. (The)	979,100	40,378,084

KKR & Co. LP	673,800	11,697,168

Morgan Stanley	873,300	37,106,517

		89,181,769

Chemicals (2.6%)

Albemarle Corp.	367,400	34,035,936

Sherwin-Williams Co. (The)	112,547	34,192,904

Symrise AG (Germany)	530,868	31,886,443

		100,115,283

Consumer finance (1.1%)

Oportun Financial Corp. (acquired 6/23/15, cost $1,923,622) (Private) † F	674,955	1,731,260

Synchrony Financial	1,173,900	42,049,098

		43,780,358

Containers and packaging (1.3%)

RPC Group PLC (United Kingdom)	1,520,000	20,500,193

Sealed Air Corp.	607,800	29,478,300

		49,978,493

Distributors (0.6%)

LKQ Corp. †	680,700	21,721,137

		21,721,137

Diversified telecommunication services (0.3%)

Zayo Group Holdings, Inc. †	385,600	12,323,776

		12,323,776

16 Growth Opportunities Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value

Electric utilities (0.3%)

Select Energy Services Class A † F	597,000	$12,686,250

		12,686,250

Energy equipment and services (1.0%)

Halliburton Co.	704,000	39,825,280

		39,825,280

Equity real estate investment trusts (REITs) (0.5%)

Gaming and Leisure Properties, Inc.	586,300	18,544,669

		18,544,669

Food and staples retail (2.5%)

Costco Wholesale Corp.	136,600	22,395,570

Walgreens Boots Alliance, Inc.	922,949	75,626,441

		98,022,011

Health-care equipment and supplies (5.7%)

Becton Dickinson and Co.	275,700	48,878,853

Boston Scientific Corp. †	1,064,600	25,614,276

C.R. Bard, Inc.	231,500	54,941,895

Danaher Corp.	711,433	59,703,457

Intuitive Surgical, Inc. †	44,900	31,101,781

		220,240,262

Health-care providers and services (0.7%)

Humana, Inc.	135,200	26,837,200

		26,837,200

Hotels, restaurants, and leisure (1.8%)

Dave & Buster’s Entertainment, Inc. †	319,600	17,405,416

Hilton Worldwide Holdings, Inc.	582,030	33,513,287

Las Vegas Sands Corp.	289,100	15,200,878

Lindblad Expeditions Holdings, Inc. †	238,590	2,144,924

		68,264,505

Household durables (0.5%)

PulteGroup, Inc.	907,000	19,509,570

		19,509,570

Insurance (0.4%)

Prudential PLC (United Kingdom)	892,251	17,249,585

		17,249,585

Internet and direct marketing retail (7.1%)

Amazon.com, Inc. †	237,450	195,535,326

Ctrip.com International, Ltd. ADR (China) † S	173,500	7,496,935

Delivery Hero Holding GmbH (acquired 6/12/15, cost $7,709,703) (Private)
(Germany) † F	1,001	6,655,732

Expedia, Inc.	173,100	21,047,229

FabFurnish GmbH (acquired 8/2/13, cost $194) (Private) (Brazil) † F	292	236

Global Fashion Group SA (acquired 8/2/13, cost $9,654,255) (Private)
(Brazil) † F	227,896	1,794,774

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $194) (Private)
(Brazil) † F	146	118

New Middle East Other Assets GmbH (acquired 8/2/13, cost $78) (Private)
(Brazil) † F	59	48

Priceline Group, Inc. (The) †	27,247	42,917,567

		275,447,965

Growth Opportunities Fund 17

COMMON STOCKS (98.5%)* cont.	Shares	Value

Internet software and services (11.5%)

Alibaba Group Holding, Ltd. ADR (China) † S	506,999	$51,364,069

Alphabet, Inc. Class C †	282,500	225,093,175

Criteo SA ADR (France) † S	189,700	8,549,779

Facebook, Inc. Class A †	1,062,026	138,403,228

Shopify, Inc. Class A (Canada) †	271,400	13,792,548

Tencent Holdings, Ltd. (China)	381,300	10,044,945

		447,247,744

IT Services (5.5%)

Fidelity National Information Services, Inc.	407,400	32,355,708

Visa, Inc. Class A	2,160,800	178,719,768

		211,075,476

Life sciences tools and services (1.9%)

Agilent Technologies, Inc.	1,495,200	73,219,944

		73,219,944

Machinery (0.8%)

Dover Corp.	127,443	9,908,693

Fortive Corp.	375,016	20,742,135

		30,650,828

Media (4.5%)

Charter Communications, Inc. Class A †	125,700	40,720,515

Comcast Corp. Class A	426,700	32,181,714

DISH Network Corp. Class A †	198,700	11,757,079

Live Nation Entertainment, Inc. †	1,418,596	40,600,218

Walt Disney Co. (The)	451,300	49,936,345

		175,195,871

Metals and mining (0.4%)

Nucor Corp.	257,400	14,952,366

		14,952,366

Oil, gas, and consumable fuels (2.0%)

Anadarko Petroleum Corp.	624,700	43,435,391

EnVen Energy Corp. 144A † F	415,000	4,150,000

EOG Resources, Inc.	298,200	30,291,156

		77,876,547

Personal products (0.5%)

Edgewell Personal Care Co. †	238,100	18,771,804

		18,771,804

Pharmaceuticals (1.3%)

Allergan PLC †	181,307	39,686,289

Jazz Pharmaceuticals PLC †	92,551	11,283,818

		50,970,107

Professional services (0.4%)

Equifax, Inc.	146,600	17,193,248

		17,193,248

Road and rail (2.8%)

Norfolk Southern Corp.	934,728	109,793,151

		109,793,151

18 Growth Opportunities Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (3.8%)

Applied Materials, Inc.	680,400	$23,303,700

Broadcom, Ltd.	288,600	57,575,700

Micron Technology, Inc. †	1,456,900	35,125,859

Qorvo, Inc. †	123,600	7,936,356

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	720,100	22,258,291

		146,199,906

Software (7.5%)

Adobe Systems, Inc. †	429,900	48,742,062

Microsoft Corp.	2,735,300	176,837,145

salesforce.com, Inc. †	607,529	48,055,544

ServiceNow, Inc. †	171,700	15,559,454

		289,194,205

Specialty retail (3.9%)

Home Depot, Inc. (The)	637,711	87,736,279

TJX Cos., Inc. (The)	561,200	42,045,104

Ulta Salon, Cosmetics & Fragrance, Inc. †	72,300	19,685,844

		149,467,227

Technology hardware, storage, and peripherals (3.8%)

Apple, Inc.	1,220,177	148,068,479

		148,068,479

Textiles, apparel, and luxury goods (0.5%)

NIKE, Inc. Class B	336,200	17,784,980

		17,784,980

Trading companies and distributors (0.3%)

United Rentals, Inc. †	85,000	10,753,350

		10,753,350

Wireless telecommunication services (1.4%)

T-Mobile US, Inc. †	854,200	53,191,034

		53,191,034

Total common stocks (cost $3,046,655,588)		$3,814,218,827

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$5,253) (Private) † ∆∆ F	1,843	$4,727

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$100,457) (Private) † ∆∆ F	31,891	90,411

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$235,942) (Private) † ∆∆ F	46,354	212,348

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$342,236) (Private) † ∆∆ F	67,237	308,013

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$191,914) (Private) † ∆∆ F	34,957	172,723

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$579,325) (Private) † ∆∆ F	75,433	521,393

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,624,930) (Private) † ∆∆ F	570,151	1,462,437

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,054,710) (Private) † ∆∆ F	720,951	1,849,239

Growth Opportunities Fund 19

CONVERTIBLE PREFERRED STOCKS (0.9%)* cont.	Shares	Value

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$6,422,373) (Private) † ∆∆ F	2,255,601	$5,780,135

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$19,183,494) (Private) † ∆∆ F	567,268	24,900,115

Total convertible preferred stocks (cost $30,740,634)		$35,301,541

U.S. GOVERNMENT AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value

Federal National Mortgage Association Ser. 13-10, Class PA,
1.500%, 02/25/43 [i]	$399,463	$386,724

Total U.S. government agency mortgage obligations (cost $386,724)		$386,724

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	200,830	$30,125

EnVen Energy Corp. 144A F	11/6/20	12.50	415,000	42

EnVen Energy Corp. 144A F	11/6/20	15.00	415,000	42

Neuralstem, Inc. Ser. J (acquired 1/3/14,
cost $—) F	1/3/19	3.64	82,533	—

Total warrants (cost $198,863)				$30,209

	Principal amount/
SHORT-TERM INVESTMENTS (4.7%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.94% [d]	Shares	86,749,325	$86,749,325

Putnam Short Term Investment Fund 0.74% L	Shares	94,065,399	94,065,399

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.47% P	Shares	30,000	30,000

U.S. Treasury Bills 0.498%, 4/6/17 #		$136,000	135,887

U.S. Treasury Bills 0.474%, 2/23/17 #		124,000	123,965

U.S. Treasury Bills 0.517%, 2/9/17 #		85,000	84,991

U.S. Treasury Bills 0.418%, 2/2/17 #		51,000	50,999

Total short-term investments (cost $181,240,560)			$181,240,566

TOTAL INVESTMENTS

Total investments (cost $3,259,222,369)	$4,031,177,867

Key to holding’s abbreviations

ADR     American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,872,851,105.

† This security is non-income-producing.

 ∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $45,483,709, or 1.2% of net assets.

20 Growth Opportunities Fund

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $56,983,758 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/17 (aggregate face value $109,026,033) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	3/16/17	$34,566,863	$34,839,547	$272,684

JPMorgan Chase Bank N.A.

	Euro	Sell	3/16/17	71,509,441	70,916,468	(592,973)

State Street Bank and Trust Co.

	Euro	Sell	3/16/17	1,516,420	1,501,948	(14,472)

UBS AG

	Euro	Sell	3/16/17	1,786,568	1,768,070	(18,498)

Total						$(353,259)

FUTURES CONTRACTS OUTSTANDING at 1/31/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

NASDAQ 100 Index E-Mini (Long)	33	$3,374,415	Mar-17	$(29,736)

S&P 500 Index E-Mini (Long)	30	3,411,750	Mar-17	(24,360)

Total				$(54,096)

Growth Opportunities Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$718,940,347	$—	$8,450,908

Consumer staples	235,300,394	—	—

Energy	113,551,827	4,150,000	—

Financials	207,983,161	17,249,585	1,731,260

Health care	599,736,683	—	—

Industrials	403,546,981	—	—

Information technology	1,241,785,810	—	—

Materials	112,659,506	52,386,636	—

Real estate	18,544,669	—	—

Telecommunication services	65,514,810	—	—

Utilities	—	12,686,250	—

Total common stocks	3,717,564,188	86,472,471	10,182,168

Convertible preferred stocks	—	—	35,301,541

U.S. government and agency mortgage obligations	—	386,724	—

Warrants	30,125	84	—

Short-term investments	94,095,399	87,145,167	—

Totals by level	$3,811,689,712	$174,004,446	$45,483,709

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(353,259)	$—

Futures contracts	(54,096)	—	—

Totals by level	$(54,096)	$(353,259)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

22 Growth Opportunities Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized				Total	Total
	Balance	Accrued		appreciation/		Proceeds		transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	from		into	out of	as of
in securities:	7/31/16	premiums	gain/(loss)	tion)#	purchases	sales	Acquired**	Level 3†	Level 3†	1/31/17

Common
stocks*:
Consumer
discretionary	$873,176	$—	$—	$51,345	$—	$—	$7,526,387	$—	$—	$8,450,908

Financials	—	—	—	—	—	—	1,731,260	—	—	1,731,260

Total common
stocks	$873,176	$—	$—	$51,345	$—	$—	$9,257,647	$—	$—	$10,182,168

Convertible
preferred
stocks	$ —	—	—	—	—	—	35,301,541	—	—	$35,301,541

Totals	$873,176	$—	$—	$51,345	$—	$—	$44,559,188	$—	$—	$45,483,709

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Acquired from Putnam Voyager Fund (Note 7).

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $51,345 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input [1]

		Market	Transaction price	$7,387.87	Increase

Private equity	$6,655,732	transaction
		price	Liquidity discount	10%	Decrease

		Market
Private equity	$37,032,801	transaction	Liquidity discount	10%	Decrease
		price

		Market
Private Equity	$402	transaction	Liquidity discount	25%	Decrease
		price

			EV/sales multiple	0.6x–2.2x (1.499x)	Increase
		Comparable
Private Equity	$1,794,774	multiples	Liquidity discount	25%	Decrease

			Uncertainty discount	10%	Decrease

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 23

Statement of assets and liabilities 1/31/17 (Unaudited)

ASSETS

Investment in securities, at value, including $85,000,291 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,078,407,645)	$3,850,363,143
Affiliated issuers (identified cost $180,814,724) (Notes 1 and 5)	180,814,724

Cash	45

Foreign currency (cost $796,651) (Note 1)	795,181

Dividends, interest and other receivables	1,893,836

Receivable for shares of the fund sold	1,589,993

Receivable for investments sold	55,298,419

Unrealized appreciation on forward currency contracts (Note 1)	272,684

Prepaid assets	68,634

Total assets	4,091,096,659

LIABILITIES

Payable for investments purchased	61,947,105

Payable for purchases of delayed delivery securities (Note 1)	56,282,871

Payable for shares of the fund repurchased	6,018,663

Payable for compensation of Manager (Note 2)	1,380,135

Payable for custodian fees (Note 2)	51,268

Payable for investor servicing fees (Note 2)	1,259,677

Payable for Trustee compensation and expenses (Note 2)	1,938,089

Payable for administrative services (Note 2)	38,829

Payable for distribution fees (Note 2)	891,435

Payable for variation margin (Note 1)	21,529

Unrealized depreciation on forward currency contracts (Note 1)	625,943

Collateral on securities loaned, at value (Note 1)	86,749,325

Collateral on certain derivative contracts, at value (Note 1)	416,724

Other accrued expenses	623,961

Total liabilities	218,245,554

Net assets	$3,872,851,105

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$3,445,116,777

Undistributed net investment income (Notes 1 and 7)	924,058

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 7)	(344,730,072)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies (Note 7)	771,540,342

Total — Representing net assets applicable to capital shares outstanding	$3,872,851,105

(Continued on next page)

24 Growth Opportunities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,246,911,879 divided by 127,328,012 shares)	$25.50

Offering price per class A share (100/94.25 of $25.50)*	$27.06

Net asset value and offering price per class B share ($78,509,321 divided by 3,584,268 shares)**	$21.90

Net asset value and offering price per class C share ($139,485,953 divided by 6,258,410 shares)**	$22.29

Net asset value and redemption price per class M share ($26,209,489 divided by 1,131,415 shares)	$23.17

Offering price per class M share (100/96.50 of $23.17)*	$24.01

Net asset value, offering price and redemption price per class R share
($10,410,263 divided by 421,902 shares)	$24.67

Net asset value, offering price and redemption price per class R5 share
($10,736,227 divided by 402,830 shares)	$26.65

Net asset value, offering price and redemption price per class R6 share
($65,990,382 divided by 2,474,148 shares)	$26.67

Net asset value, offering price and redemption price per class Y share
($294,597,591 divided by 11,093,755 shares)	$26.56

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 25

Statement of operations Six months ended 1/31/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $91,756)	$22,521,956

Interest (including interest income of $71,795 from investments in affiliated issuers) (Note 5)	72,061

Securities lending (net of expenses) (Notes 1 and 5)	56,737

Total investment income	22,650,754

EXPENSES

Compensation of Manager (Note 2)	5,200,283

Investor servicing fees (Note 2)	2,492,491

Custodian fees (Note 2)	18,106

Trustee compensation and expenses (Note 2)	53,679

Distribution fees (Note 2)	3,241,085

Administrative services (Note 2)	50,266

Other	572,615

Total expenses	11,628,525

Expense reduction (Note 2)	(35,320)

Net expenses	11,593,205

Net investment income	11,057,549

Net realized gain on investments (Notes 1 and 3)	214,642,423

Net realized gain on swap contracts (Note 1)	217,549

Net realized gain on futures contracts (Note 1)	1,254,661

Net realized gain on foreign currency transactions (Note 1)	743,932

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(331,772)

Net unrealized depreciation of investments, futures contracts and swap contracts
during the period	(10,733,007)

Net gain on investments	205,793,786

Net increase in net assets resulting from operations	$216,851,335

The accompanying notes are an integral part of these financial statements.

26 Growth Opportunities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/17*	Year ended 7/31/16

Operations

Net investment income	$11,057,549	$389,716

Net realized gain (loss) on investments
and foreign currency transactions	216,858,565	(17,339,214)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(11,064,779)	18,491,657

Net increase in net assets resulting from operations	216,851,335	1,542,159

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(260,057)	(1,034,168)

Class R	—	(2,893)

Class R5	—	(49,916)

Class R6	(57,798)	(184,065)

Class Y	(55,684)	(445,560)

Net realized short-term gain on investments

Class A	—	(8,638,269)

Class B	—	(429,604)

Class C	—	(728,756)

Class M	—	(122,594)

Class R	—	(98,162)

Class R5	—	(183,800)

Class R6	—	(560,455)

Class Y	—	(1,693,126)

From net realized long-term gain on investments
Class A	—	(14,094,017)

Class B	—	(700,934)

Class C	—	(1,189,024)

Class M	—	(200,023)

Class R	—	(160,158)

Class R5	—	(299,883)

Class R6	—	(914,427)

Class Y	—	(2,762,470)

Increase from capital share transactions (Notes 4 and 7)	3,002,352,212	27,001,870

Total increase (decrease) in net assets	3,218,830,008	(5,948,275)

NET ASSETS

Beginning of period	654,021,097	659,969,372

End of period (including undistributed net investment
income of $924,058 and $56,738, respectively)	$3,872,851,105	$654,021,097

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	distributions	fees	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

January 31, 2017**	$23.95	.12[d]	1.43	1.55	—[e]	—	—[e]	—	—	$25.50	6.48*	$3,246,912	.49*	.50 *d	51*

July 31, 2016	25.11	.02	.13	.15	(.06)	(1.25)	(1.31)	—	—	23.95	.72	433,488	1.08[f]	.07[f]	65

July 31, 2015	25.68	—[e]	3.15	3.15	(.13)	(3.59)	(3.72)	—	—	25.11	12.82	469,652	1.09	.02	68

July 31, 2014	21.94	.08	4.64	4.72	(.05)	(1.00)	(1.05)	—	.07[g]	25.68	22.27	390,651	1.10	.33	83

July 31, 2013	17.57	.05	4.38	4.43	(.06)	—	(.06)	—[e]	—	21.94	25.30	330,392	1.13	.28	89

July 31, 2012	17.18	.05	.34	.39	—	—	—	—[e]	—	17.57	2.27	282,145	1.17	.32	56

Class B

January 31, 2017**	$20.65	.02[d]	1.23	1.25	—	—	—	—	—	$21.90	6.05*	$78,509	.86*	.10 *d	51*

July 31, 2016	21.93	(.14)	.11	(.03)	—	(1.25)	(1.25)	—	—	20.65	(.02)	18,341	1.83[f]	(.68) [f]	65

July 31, 2015	22.90	(.16)	2.78	2.62	—	(3.59)	(3.59)	—	—	21.93	11.97	20,482	1.84	(.73)	68

July 31, 2014	19.77	(.09)	4.16	4.07	—	(1.00)	(1.00)	—	.06[g]	22.90	21.33	20,030	1.85	(.41)	83

July 31, 2013	15.89	(.08)	3.96	3.88	—	—	—	—[e]	—	19.77	24.42	19,926	1.88	(.46)	89

July 31, 2012	15.66	(.06)	.29	.23	—	—	—	—[e]	—	15.89	1.47	18,678	1.92	(.43)	56

Class C

January 31, 2017**	$21.01	.01[d]	1.27	1.28	—	—	—	—	—	$22.29	6.09*	$139,486	.86*	.08*d	51*

July 31, 2016	22.29	(.14)	.11	(.03)	—	(1.25)	(1.25)	—	—	21.01	(.01)	33,055	1.83[f]	(.68) [f]	65

July 31, 2015	23.22	(.17)	2.83	2.66	—	(3.59)	(3.59)	—	—	22.29	11.97	31,265	1.84	(.74)	68

July 31, 2014	20.03	(.09)	4.22	4.13	—	(1.00)	(1.00)	—	.06[g]	23.22	21.35	19,493	1.85	(.42)	83

July 31, 2013	16.10	(.08)	4.01	3.93	—	—	—	—[e]	—	20.03	24.41	15,402	1.88	(.47)	89

July 31, 2012	15.87	(.07)	.30	.23	—	—	—	—[e]	—	16.10	1.45	13,099	1.92	(.43)	56

Class M

January 31, 2017**	$21.81	.04[d]	1.32	1.36	—	—	—	—	—	$23.17	6.24*	$26,209	.74*	.21*d	51*

July 31, 2016	23.04	(.09)	.11	.02	—	(1.25)	(1.25)	—	—	21.81	.21	5,800	1.58[f]	(.43) [f]	65

July 31, 2015	23.86	(.11)	2.90	2.79	(.02)	(3.59)	(3.61)	—	—	23.04	12.25	5,991	1.59	(.48)	68

July 31, 2014	20.50	(.04)	4.33	4.29	—	(1.00)	(1.00)	—	.07[g]	23.86	21.71	5,554	1.60	(.17)	83

July 31, 2013	16.44	(.04)	4.10	4.06	—	—	—	—[e]	—	20.50	24.70	5,041	1.63	(.21)	89

July 31, 2012	16.17	(.03)	.30	.27	—	—	—	—[e]	—	16.44	1.67	4,588	1.67	(.18)	56

Class R

January 31, 2017**	$23.20	.07[d]	1.40	1.47	—	—	—	—	—	$24.67	6.34*	$10,410	.61*	.32*d	51*

July 31, 2016	24.38	(.04)	.12	.08	(.01)	(1.25)	(1.26)	—	—	23.20	.47	2,928	1.33[f]	(.18) [f]	65

July 31, 2015	25.08	(.06)	3.07	3.01	(.12)	(3.59)	(3.71)	—	—	24.38	12.55	4,174	1.34	(.23)	68

July 31, 2014	21.48	.01	4.54	4.55	(.02)	(1.00)	(1.02)	—	.07[g]	25.08	21.96	4,362	1.35	.05	83

July 31, 2013	17.19	—[e]	4.30	4.30	(.01)	—	(.01)	—[e]	—	21.48	25.01	2,270	1.38	.01	89

July 31, 2012	16.86	.01	.32	.33	—	—	—	—[e]	—	17.19	1.96	1,632	1.42	.06	56

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Growth Opportunities Fund	Growth Opportunities Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	distributions	fees	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class R5

January 31, 2017**	$24.99	.12[d]	1.54	1.66	—	—	—	—	—	$26.65	6.64*	$10,736	.33*	.50 *d	51*

July 31, 2016	26.13	.09	.15	.24	(.13)	(1.25)	(1.38)	—	—	24.99	1.06	9,912	.77[f]	.38[f]	65

July 31, 2015	26.60	.08	3.26	3.34	(.22)	(3.59)	(3.81)	—	—	26.13	13.15	10,542.79		.32	68

July 31, 2014	22.67	(.02)	4.98	4.96	(.10)	(1.00)	(1.10)	—	.07[g]	26.60	22.62	1,166.78		(.08)	83

July 31, 2013	18.12	.13	4.53	4.66	(.11)	—	(.11)	—	—	22.67	25.82	13.75		.65	89

July 31, 2012†	17.89	—[e]	.23	.23	—	—	—	—	—	18.12	1.29 *	10	.06*	(.01)*	56

Class R6

January 31, 2017**	$25.01	.15[d]	1.53	1.68	(.02)	—	(.02)	—	—	$26.67	6.73*	$65,990	.28*	.60*d	51*

July 31, 2016	26.17	.11	.14	.25	(.16)	(1.25)	(1.41)	—	—	25.01	1.09	33,780	.67[f]	.47[f]	65

July 31, 2015	26.62	.11	3.26	3.37	(.23)	(3.59)	(3.82)	—	—	26.17	13.26	25,983.69		.40	68

July 31, 2014	22.67	.16	4.83	4.99	(.11)	(1.00)	(1.11)	—	.07[g]	26.62	22.79	17,005.68		.62	83

July 31, 2013	18.12	.11[h]	4.57	4.68	(.13)	—	(.13)	—[e]	—	22.67	25.94	6,821.65		.47[h]	89

July 31, 2012†	17.89	—[e]	.23	.23	—	—	—	—	—	18.12	1.29 *	10	.05*	— *i	56

Class Y

January 31, 2017**	$24.91	.13[d]	1.53	1.66	(.01)	—	(.01)	—	—	$26.56	6.64*	$294,598	.36*	.53*d	51*

July 31, 2016	26.07	.07	.15	.22	(.13)	(1.25)	(1.38)	—	—	24.91	.97	116,717	.83[f]	.31[f]	65

July 31, 2015	26.54	.07	3.25	3.32	(.20)	(3.59)	(3.79)	—	—	26.07	13.09	91,881.84		.25	68

July 31, 2014	22.62	.14	4.79	4.93	(.08)	(1.00)	(1.08)	—	.07[g]	26.54	22.57	17,028.85		.56	83

July 31, 2013	18.12	.11	4.51	4.62	(.12)	—	(.12)	—[e]	—	22.62	25.60	13,166.88		.57	89

July 31, 2012	17.68	.10	.34	.44	—	—	—	—[e]	—	18.12	2.49	16,582.92		.57	56

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.12	0.48%

Class B	0.10	0.46

Class C	0.10	0.45

Class M	0.10	0.45

Class R	0.10	0.43

Class R5	0.09	0.33

Class R6	0.10	0.38

Class Y	0.10	0.39

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following amounts per share outstanding on November 27, 2013:

Per share

Class A	$0.07

Class B	0.06

Class C	0.06

Class M	0.07

Class R	0.07

Class R5	0.07

Class R6	0.07

Class Y	0.07

h The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

i Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

30 Growth Opportunities Fund	Growth Opportunities Fund 31

Notes to financial statements 1/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through January 31, 2017.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

32 Growth Opportunities Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Growth Opportunities Fund 33

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

34 Growth Opportunities Fund

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $625,943 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $86,749,325 and the value of securities loaned amounted to $85,000,291.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder

Growth Opportunities Fund 35

redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $18,009,966 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

The aggregate identified cost on a tax basis is $3,260,437,149, resulting in gross unrealized appreciation and depreciation of $814,983,911 and $44,243,193, respectively, or net unrealized appreciation of $770,740,718.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

36 Growth Opportunities Fund

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index each measured over the performance period. On October 24, 2016, Putnam Voyager Fund, a mutual fund managed by Putnam Management, was merged into the fund. Effective upon the closing of the merger, Putnam Management contractually agreed that the performance adjustment for the fund will be calculated based on the historical performance of whichever fund (the fund or Putnam Voyager Fund) has the relatively lower performance for the relevant period before the closing of the merger, rather than based solely on the performance of the fund. The maximum annualized performance adjustment rate is +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.285% of the fund’s average net assets before a decrease of $1,470,379 (0.063% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Growth Opportunities Fund 37

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,041,620	Class R5	7,613

Class B	56,160	Class R6	12,604

Class C	100,495	Class Y	248,023

Class M	18,426	Total	$2,492,491

Class R	7,550

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,507 under the expense offset arrangements and by $32,813 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,912, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$2,448,242

Class B	1.00%	1.00%	257,537

Class C	1.00%	1.00%	455,309

Class M	1.00%	0.75%	63,159

Class R	1.00%	0.50%	16,838

Total			$3,241,085

38 Growth Opportunities Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $77,510 and $977 from the sale of class A and class M shares, respectively, and received $17,207 and $1,324 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $177 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,233,731,505	$1,369,037,882

U.S. government securities (Long-term)	—	—

Total	$1,233,731,505	$1,369,037,882

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	2,084,328	$50,869,240	2,339,650	$54,237,060

Shares issued in connection with
reinvestment of distributions	9,977	243,973	971,166	22,667,001

Shares issued in connection with the
merger of Putnam Voyager Fund	114,124,925	2,752,378,880	—	—

	116,219,930	2,803,492,093	3,310,816	76,904,061

Shares repurchased	(6,993,626)	(171,213,929)	(3,913,728)	(88,626,863)

Net increase (decrease)	109,225,604	$2,632,278,164	(602,912)	$(11,722,802)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	103,041	$2,162,756	132,185	$2,621,722

Shares issued in connection with
reinvestment of distributions	—	—	52,935	1,070,341

Shares issued in connection with the
merger of Putnam Voyager Fund	3,018,915	62,665,198	—	—

	3,121,956	64,827,954	185,120	3,692,063

Shares repurchased	(426,051)	(8,959,109)	(230,670)	(4,562,339)

Net increase (decrease)	2,695,905	$55,868,845	(45,550)	$(870,276)

Growth Opportunities Fund 39

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	355,929	$7,588,472	540,593	$11,092,588

Shares issued in connection with
reinvestment of distributions	—	—	77,569	1,595,604

Shares issued in connection with the
merger of Putnam Voyager Fund	4,914,919	103,810,010	—	—

	5,270,848	111,398,482	618,162	12,688,192

Shares repurchased	(585,869)	(12,526,985)	(447,188)	(8,812,276)

Net increase	4,684,979	$98,871,497	170,974	$3,875,916

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	13,823	$307,324	16,256	$341,762

Shares issued in connection with
reinvestment of distributions	—	—	14,889	317,427

Shares issued in connection with the
merger of Putnam Voyager Fund	899,504	19,733,068	—	—

	913,327	20,040,392	31,145	659,189

Shares repurchased	(47,899)	(1,068,881)	(25,204)	(524,159)

Net increase	865,428	$18,971,511	5,941	$135,030

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	32,248	$772,513	110,814	$2,472,008

Shares issued in connection with
reinvestment of distributions	—	—	10,643	241,056

Shares issued in connection with the
merger of Putnam Voyager Fund	298,222	6,963,819	—	—

	330,470	7,736,332	121,457	2,713,064

Shares repurchased	(34,799)	(815,032)	(166,449)	(3,600,800)

Net increase (decrease)	295,671	$6,921,300	(44,992)	$(887,736)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	27,719	$709,936	40,045	$947,146

Shares issued in connection with
reinvestment of distributions	—	—	21,959	533,599

Shares issued in connection with the
merger of Putnam Voyager Fund	66,571	1,676,479	—	—

	94,290	2,386,415	62,004	1,480,745

Shares repurchased	(88,166)	(2,197,335)	(68,671)	(1,621,052)

Net increase (decrease)	6,124	$189,080	(6,667)	$(140,307)

40 Growth Opportunities Fund

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	199,742	$5,112,002	556,363	$13,517,187

Shares issued in connection with
reinvestment of distributions	2,261	57,798	68,241	1,658,947

Shares issued in connection with the
merger of Putnam Voyager Fund	1,263,380	31,859,582	—	—

	1,465,383	37,029,382	624,604	15,176,134

Shares repurchased	(341,688)	(8,663,859)	(267,167)	(6,316,189)

Net increase	1,123,695	$28,365,523	357,437	$8,859,945

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,485,641	$37,904,945	2,284,292	$54,045,360

Shares issued in connection with
reinvestment of distributions	1,752	44,615	139,679	3,385,829

Shares issued in connection with the
merger of Putnam Voyager Fund	6,406,558	160,818,503	—	—

	7,893,951	198,768,063	2,423,971	57,431,189

Shares repurchased	(1,485,702)	(37,881,771)	(1,262,774)	(29,679,089)

Net increase	6,408,249	$160,886,292	1,161,197	$27,752,100

At the close of the reporting period, Putnam Investments, LLC owned 715 class R5 shares of the fund (0.18% of class R5 shares outstanding), valued at $19,055.

Note 5: Affiliated transactions Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$—	$289,940,628	$203,191,303	$103,289	$86,749,325

Putnam Short Term
Investment Fund**	3,466,277	382,929,253	292,330,131	71,795	94,065,399

Totals	$3,466,277	$672,869,881	$495,521,434	$175,084	$180,814,724

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Growth Opportunities Fund 41

Note 7: Acquisition of Putnam Voyager Fund

On October 24, 2016, the fund issued 114,124,925, 3,018,915, 4,914,919, 899,504, 298,222, 66,571, 1,263,380 and 6,406,558 class A, class B, class C, class M, class R, class R5, class R6 and class Y shares, respectively, for 101,531,414, 2,876,030, 4,228,733, 808,218, 261,484, 58,473, 1,111,049 and 5,619,795 class A, class B, class C, class M, class R, class R5, class R6 and class Y shares of Putnam Voyager Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Voyager Fund, with a fair value of $3,122,565,305 and an identified cost of $2,485,027,039 at October 21, 2016, was the principal asset acquired by the fund. The net assets of the fund and Putnam Voyager Fund on October 21, 2016, were $662,630,686 and $3,139,905,539, respectively. On October 21, 2016, Putnam Voyager Fund had accumulated net investment loss of $9,816,690, accumulated net realized loss of $542,363,891 and unrealized appreciation of $637,538,266. The aggregate net assets of the fund immediately following the acquisition were $3,802,536,225.

Assuming the acquisition had been completed on August 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment income	$11,870,870

Net gain on investments	$237,102,552

Net increase in net assets resulting from operations	$248,973,422

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Voyager Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	90

Forward currency contracts (contract amount)	$93,900,000

OTC total return swap contracts (notional)	$220,000

Warrants (number of warrants)	1,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$272,684	Payables	$625,943

			Payables, Net assets —
Equity contracts	Investments	30,209	Unrealized depreciation	54,096*

Total		$302,893		$680,039

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

42 Growth Opportunities Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$804,128	$—	$804,128

Equity contracts	24,598	1,254,661	—	217,549	$1,496,808

Total	$24,598	$1,254,661	$804,128	$217,549	$2,300,936

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(340,374)	$—	$(340,374)

Equity contracts	(59,049)	(54,096)	—	(17,341)	$(130,486)

Total	$(59,049)	$(54,096)	$(340,374)	$(17,341)	$(470,860)

Growth Opportunities Fund 43

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	JPMorganChase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Futures contracts§	$—	$—	$—	$—	$—	$—

Forward currency contracts #	272,684	—	—	—	—	272,684

Total Assets	$272,684	$—	$—	$—	$—	$272,684

Liabilities:

Futures contracts§	$—	$—	$21,529	$—	$—	$21,529

Forward currency contracts #	—	592,973	—	14,472	18,498	625,943

Total Liabilities	$—	$592,973	$21,529	$14,472	$18,498	$647,472

Total Financial and Derivative	$272,684	$(592,973)	$(21,529)	$(14,472)	$(18,498)	$(374,788)
Net Assets

Total collateral	$272,684	$30,000	$—	$—	$—
received (pledged)†##

Net amount	$—	$(622,973)	$(21,529)	$(14,472)	$(18,498)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

44 Growth Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA061 304790 3/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 31, 2017